UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

HNI Corporation
(Exact name of registrant as specified in its charter)
Iowa	1-14225	42-0617510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street	52761-0071
P. O. Box 1109
Muscatine, Iowa
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (563) 272-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of  the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the HNI Corporation (the “Corporation”) annual meeting of shareholders held on May 15, 2025 (the “2025 Annual Meeting”), the proposals listed below were submitted to a vote of the shareholders.  The proposals are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 11, 2025 (the “Proxy Statement”).

As of March 10, 2024, the record date for the 2025 Annual Meeting, there were 46,895,900 outstanding shares of the Corporation’s common stock eligible to vote, and 40,925,427.234 shares were present virtually or represented by proxy at the 2025 Annual Meeting. The final voting results with respect to each proposal voted upon at the 2025 Annual Meeting are set forth below.

Proposal No. 1 – Election of Directors.  The Corporation’s shareholders approved three nominees, Jeffrey D. Lorenger, Larry B. Porcellato, and David M. Roberts, for election to the Board of Directors of the Corporation for a term expiring at the Corporation’s 2028 Annual Meeting of Shareholders and until their respective successors are elected and qualified, subject to their prior death, resignation, or removal, with votes as follows:

Director	For	Against	Abstain	Broker Non- Votes
Jeffrey D. Lorenger	36,075,708.329	819,075.905	13,102.000	4,017,541
Larry B. Porcellato	35,325,257.279	1,532,036.203	50,592.752	4,017,541
David M. Roberts	35,958,929.148	897,520.422	51,436.664	4,017,541

Proposal No. 2 – Ratification of KPMG LLP as the Corporation’s Independent Registered Public Accounting Firm for Fiscal 2025.  The Corporation’s shareholders ratified the selection of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending January 3, 2026, with votes as follows:

For	Against	Abstain
40,420,044.417	188,891.953	316,490.864

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation.  The Corporation’s shareholders approved, on an advisory basis, the compensation awarded by the Corporation to its named executive officers disclosed in the Proxy Statement, with votes as follows:

For	Against	Abstain	Broker Non-Votes
35,589,749.800	914,786.847	403,349.587	4,017,541

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION

Date:	May 20, 2025	By:	/s/ Steven M. Bradford
Steven M. Bradford
Senior Vice President, General Counsel, and Secretary